UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  October 16, 2003
                                            ----------------


                             American River Holdings
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                     0-31525                   68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California                 95815
--------------------------------------------------------              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (916) 565-6100
                                                     --------------


Page 1 of 5 Pages

The Index to Exhibits is on Page 3

Item 6. Resignations of Registrant's Directors

        Registrant subsidiary issued a press release dated October 16, 2003, announcing the resignation of Bill Young as Director of American River Holdings and President and Chief Executive Officer of American River Bank. Mr. Young's resignation was based on personal family related reasons and not due to any disagreement with the Registrant's operations, polices or practices. The foregoing description is qualified by reference to the press release attached as
Exhibit 99.1 and Mr. Young's Letter of Resignation attached as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

(99.1)   Press release dated October 16, 2003
(99.2)   Letter of Resignation from William L. Young



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer




October 16, 2003

                                INDEX TO EXHIBITS


Exhibit No.                  Description                                Page
-----------                  -----------                                ----

  99.1                       Press release of American River              4
                             Holdings dated October 16, 2003

  99.2                       Letter of Resignation from Bill Young        5




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